Corporate  Presentation
November, 2008
www.ChinaCarbonGroup.com
CHINA CARBON GRAPHITE GROUP
(OTCBB.CHGI)

Safe Harbor Statement
Our comments may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the
Safe Harbor provision of the Private Securities Litigation Reform Act of
1995.
Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange Commission.
The forward-looking statements contained in this presentation are made only of this date, and China Carbon is under no obligation to revise or update these forward-looking statements.
2

Equity Snapshot
*    Includes 1.2MM preferred shares, 3.0MM warrants exercisable at $1.20, and 3.0MM warrants exercisable at $2.00
$4.98 million
Net Income before one-time Deemed preferred dividend
(TTM 9/30/2008):
$1.35 (as of 09-30-08)
Current Share Price:
$26.2 million
Fully Diluted Market capitalization:
$27.7 million
Revenue (TTM 9/30/2008):
$4.1 million
Net Income available to common shareholders
(TTM 9/30/2008):
19.4 million (as of 09-30-08)*
Fully Diluted Shares Outstanding:
12.2 million (as of 09-30-08)
Basic Shares Outstanding:
December 31
Fiscal Year End:
OTCBB:CHGI
Symbol:

Company Overview
#1 wholesale supplier of fine grain and high purity graphite in China
One of the top 7 overall producers of carbon and graphite products in China
One of China’s largest privately-owned companies in its industry
Experienced staff of 550 full time employees (466 in manufacturing, 36 in
R&D, 38 in G&A and 10 in sales and marketing)
Original company formed in 1986
Reverse merger completed in December 2007
Operations located in Xinghe County, Inner Mongolia near Beijing
The only one high-tech firm recognized among 400 more carbon firms

Revenue $M
(FY Dec 31)
$4.6
$11.6
$13.4
$16.5
$17.2
$25.4
$21.2
2002
2003
2004
2005
2006
2007
9/30/2008

Net Income $M
(FY Dec 31)
$0.8
$1.9
$2.4
$2.5
$2.7
$3.6
$3.5
2002
2003
2004
2005
2006
2007
9/30/2008

Investment Highlights
Rapid revenue and profitability growth
Awarded “High technology and science company” by the Ministry of
Science and Technology in 2007
Strong industry fundamental
Large domestic and international growth opportunities
Doubling production capacity

China Carbon Products
High-temperature
electric conductors used
in electric arc furnaces
to melt scrap steel
Widely used for non-
ferrous metals smelting
as well as for the
manufacture of molds
Used in aviation,
electronics, nuclear
energy, the chemical
industry, the food
industry
Fine Grain Graphite
    (Bulk Product)
High Purity Graphite
(Bulk Product)
Graphite Electrodes
(Finished Product)
3 electrodes

Graphite’s Unique Properties
Graphite, a form of elemental carbon, has unique properties of both metals and non-metals and is used in numerous low and high tech applications
Properties include:
Stability and strength at very high temperatures
Good electrical conductivity
Low absorption of X-rays and neutrons
High resistance to erosion, chemical attack and corrosion
Good machinability
Low friction; self-lubrication

Broad Applications for Graphite
                     Iron and Steel                                         Automotive
            High-temp Technology                            Racing Sports
                 Sports Equipment
                 Chemical Industry                            Process Equipment
         Environmental Protection               Mechanical Engineering
      Pharmaceutical Technology                 Sealing Technology
                           Fertilizer                                       Tool Manufacturing
         Satellite Technology                           Nuclear Technology
                     Aerospace                                          Solar Technology
                       Defense                                             Power Generation
            Marine Technology                                            Energy
                     Appliances                              Semiconductor Technology
             Glass & Ceramics                                         Electronics
                        Plastics                                            Electrotechnology
     Construction Technology                       Medical Technology

Production Process and Capacity
Raw Materials
Molding
Add asphalt
Crushed and mixed with
auxiliary materials in
different proportions
Baking
Dipping
High temperature
High temperature
High pressure
Dip into asphalt
Repeat 2-3 times to
improve purity and density
Graphitization
Finished Goods
Phase I:
<1 month
Phase II:
3-4 months
Phase III:
<1 month
Polish
15K Ton
Production
Capacity
30K Ton
Production
Capacity

Large Market Opportunities
Worldwide total graphite electrode demand exceeds 1 million
metric tons annually*
Electrodes are consumed at a rate of one electrode every 8-10 hours
Current market shortage of 50,000 tons of high power electrode**
Current market shortage of 50,000 tons of ultra high power
electrode**
Increasing demand for high purity graphite with the diameter of more than 600mm
*  Graftech 10-K filed 3/16/07
** Company estimates

Sales & Marketing
Sell primarily through distributors
Over 50 customers in 22 provinces in China
Top 10 customers represent 64% of sales (none are over 10%)
60% - 70% of products ultimately sold internationally due to cost competitiveness against international competitors

Strong R&D
36 technical employees engaged in research and development
Extensive technical expertise in each phase of the production process
One Chinese patent, Patent No IL: 2004 1 0044348.7, for high-density, high strength and wear-resistant graphite material
Technology cooperation agreement with Hunan University, the only university in
China that offers a major in carbon studies
Informal relationship with Tsinghua University for nuclear research
Developing ultra high purity graphite with a diameter of 840mm, which is required for nuclear plants

ZDHY
ZHONGDAHUAYUAN CERTIFICATION CENTRE (ZDHY)
ENVIRONMENTAL MANAGEMENT SYSTEM
CERTIFICATE
No. 02005E10213R0M
XING HE XINGYONG CARBON CO., LTD

Assessment standard
GB/T 24001-2004 idt ISO 14001:2004
Issue date, Dec. 30.2005
Valid period
Dec. 30, 2005-Dec. 29, 2008
DU TONGHE, Director of ZDHY
CNAB
ZDHY
IAF

Environmental Management
The company meets ISO9001
quality management standards
The company meets ISO14000*
environmental management
standards
*  ISO14001 is an internationally accepted specification for an environmental management system
(EMS). It specifies requirements for establishing an environmental policy, determining environmental aspects and impacts of products / activities / services, and management review.

$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
2006
2007
2008
Graphite Electrode
Fine Grain and High Purity Graphites

Moving to Higher Margin Products
50%
60%
38%
($ Million)
Revenue Mix

Financial Highlights

Revenue
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$4.6
$11.6
$13.4
$16.5
$17.2
$25.4
$18.8
$21.2
2002
2003
2004
2005
2006
2007
9M2007
9M2008

Strong Revenue Growth
$ million

Net Income
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$0.8
$1.9
$2.4
$2.5
$2.7
$3.6
$2.9
$4.3
2002
2003
2004
2005
2006
2007
9M2007
9M2008

Strong Income Growth
*Income before one time exclusion of deemed preferred stock dividend of $854,300.
*
$ million

Summary Income Statement
3,068
4,529
Operating Income
Nine Months Ended
September 30, 2007
Nine Months Ended
September 30, 2008
($ in thousands)
$0.28
$0.18
Earnings Per Share (diluted)
16.3%
21.4%
Operating Margin
2,943
4,330
Net Income before Deemed
Preferred Dividend
2,943
3,476
Net Income available to common
shareholders
10.39 Million
19.37 Million
Weighted average diluted shares
19.9%
26.4%
Gross Margin
3,732
5,593
Gross Profit
$18,800
$21,161
Revenue

Balance Sheet (9/30/08)
$50.8 million
Total Asset
$26.3 million
Property, Plant & Equipment, net
$35.9 million
Stockholder’s Equity:
$14.9 million
Current liabilities:
$24.5 million
Current assets:
$17.2 million
Inventories:
$5.9 million
Accounts Receivable:
$ 52 thousand
Cash:

Management Team
Dengyong Jin, CEO
        Mr. Jin, 53, has been the Chief Executive Officer of Xingyong Carbon since 2001 and worked for the company prior to its privatization since 1986.  Mr. Jin has more than 20 years of experience in the carbon graphite industry.
Donghai Yu, CFO
        Mr. Yu, 42, has been the Chief Financial Officer since November 2007. Mr. Yu holds a Certified Financial Planner certificate and a MBA degree from Oklahoma
City University.
Ting Chen, VP of Finance and Investor Relations
            Ms. Chen has 3 years experience in PricewaterhouseCoopers New York office.
She specializes in Alternative Investment Funds Group, serving hedge fund and private equity fund clients. Ms. Chen holds a CPA certificate and a Bachelor degree in Accounting and Economics from City University of New York.

Growth Strategy
Near Term Strategy
Double capacity from 15,000 tons to 30,000 tons
Expand sales of fine grain and high purity graphite to fill capacity
Acquire other carbon graphite companies in China to increase capacity of high power electrode graphite as well as fine grain and ultra fine grain graphite
Long Term Strategy
Develop nuclear graphite capabilities and capacity for new nuclear power plants

Highlights
#1 wholesale supplier of fine grain and high purity graphite in
China
One of the top 7 overall producers of carbon and graphite
products in China
Doubling production capacity to 30,000 tons annually
Strong track record of revenue and profitability growth
Superior technology in high purity graphite
Large domestic and international growth opportunities

Investor Relations Contact:
Ting Chen: ting@ChinaCarbonGroup.com
Tel :  0086-474-7209723
Fax:  0086-474-7209799
Website:  www.ChinaCarbonGroup.com
Address: 787 Xicheng Wai, Chengguan Town,
                Xinghe County, Inner Mongolia
                China 013650
China Carbon Graphite Group